Exhibit 99.5

Holders of Record, holding 5% or more of the outstanding balance for Wachovia Commercial Mortgage
Securities, Inc., Commercial Mortgage Pass-Through Certificates Series 2004-C14 as reflected in the security position listing as of December 31, 2004 provided by DTC.

Class
Name and Address of Holder
Amount Held
% Class
A1
The Bank of New York
3,495,000
8%
One Wall Street
New York, NY 10286

Northern Trust
4,815,000
12%
801 S. Canal C-IN
Chicago, IL 60607

JP Morgan Chase Bank
13,445,000
33%
14201 Dallas Parkway
Dallas, TX 75254

SSB&T Co.
15,520,000
38%
1776 Heritage Drive
Global Corporate Action Unit JAB5NW
No. Quincy, MA 02171

A2
Union Bank
51,250,000
22%
530 B Street, Suite 242
San Diego, CA 92101

The Bank of New York
13,610,000
6%
One Wall Street
New York, NY 10286

SSB&T Co.
95,178,000
42%
1776 Heritage Drive
Global Corporate Action Unit JAB5NW
No. Quincy, MA 02171

The Bank of New York/INV
30,000,000
13%
111 Sanders Street
Barclays
East Syracuse, NY 13057

JP Morgan Chase Bank
21,785,000
9%
14201 Dallas Parkway
Dallas, TX 75254

A3
Brown Bros
5,000,000
6%
525 Washington Blvd.
New Port Towers
Jersey City, NJ 07302

ML SFKPG
10,000,000
12%
4 Corporate Place
Piscataway, NJ 08854

JPMorgan Chase/Prudential
51,736,000
64%
14201 Dallas Parkway, Twelfth Floor
Dallas, TX 75254
JP Morgan Chase Bank
10,000,000
12%
14201 Dallas Parkway
Dallas, TX 75254

A4
JP Morgan Chase Bank
98,000,000
32%
14201 Dallas Parkway
Dallas, TX 75254

ML SFKPG
50,000,000
16%
4 Corporate Place
Piscataway, NJ 08854

WCM LLC
113,906,000
37%
301 South College Street
Charlotte, NC 28288

JP Morgan Chase Bank/GW Cap
20,500,000
6%
14201 Dallas Parkway
Dallas, TX 75254

B
The Bank of New York
2,798,500
9%
One Wall Street
New York, NY 10286

Citibank
11,600,000
40%
3800 Citibank Center B3-15
Tampa, FL 33610

JP Morgan Chase Bank
14,398,500
50%
14201 Dallas Parkway
Dallas, TX 75254

C
Citibank
9,500,000
69%
3800 Citibank Center B3-15
Tampa, FL 33610

JP Morgan Chase Bank
4,212,500
31%
14201 Dallas Parkway
Dallas, TX 75254

D
The Bank of New York
7,000,000
39%
One Wall Street
New York, NY 10286

Citibank
9,476,000
53%
3800 Citibank Center B3-15
Tampa, FL 33610